Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

by and among

COVETRUS, INC.

and

THE INVESTOR LISTED ON THE SIGNATURE PAGES HERETO

Dated as of May 19, 2020

TABLE OF CONTENTS

		Page

ARTICLE I

Resale Shelf Registration

Section 1.1	Shelf Registration Statement	1
Section 1.2	Effectiveness Period	2
Section 1.3	Subsequent Shelf Registration Statement	2
Section 1.4	Supplements and Amendments	2
Section 1.5	Subsequent Holder Notice	2
Section 1.6	Underwritten Offering	3
Section 1.7	Take-Down Notice	3
Section 1.8	Piggyback Rights	3

ARTICLE II

Additional Provisions Regarding Registration Rights

Section 2.1	Registration Procedures	4
Section 2.2	Suspension	8
Section 2.3	Expenses of Registration	8
Section 2.4	Information by Holders	8
Section 2.5	Rule 144 Reporting	9
Section 2.6	Holdback Agreement	9

ARTICLE III

Indemnification

Section 3.1	Indemnification by Company	9
Section 3.2	Indemnification by Holders	10
Section 3.3	Notification	10
Section 3.4	Contribution	11

ARTICLE IV

Transfer and Termination of Registration Rights

Section 4.1	Transfer of Registration Rights	11
Section 4.2	Termination of Registration Rights	12

ARTICLE V

Miscellaneous

Section 5.1	Amendments and Waivers	12
Section 5.2	Extension of Time, Waiver, Etc.	12
Section 5.3	Assignment	12
Section 5.4	Counterparts	12

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ii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of May 19, 2020, by and between Covetrus, Inc., a Delaware corporation (the “Company”), and CD&R VFC Holdings, L.P. (together with its respective successors and assigns, the “Purchaser”). Capitalized terms used but not defined elsewhere herein are defined in Exhibit A. The Purchaser and any other party that may become a party hereto pursuant to Section 4.1 are referred to collectively as the “Investors” and individually each as an “Investor”.

WHEREAS, the Company and the Purchaser are parties to that certain Investment Agreement, dated as of April 30, 2020 (as amended from time to time, the “Investment Agreement”), pursuant to which the Company is selling to the Purchaser, and the Purchaser is purchasing from the Company, an aggregate of 250,000 shares of 7.5% Series A Convertible Preferred Stock (the “Preferred Stock”), which is convertible into shares of Common Stock;

WHEREAS, as a condition to the obligations of the Company and the Purchaser under the Investment Agreement, the Company and the Purchaser are entering into this Agreement for the purpose of granting certain registration and other rights to the Investors.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

Resale Shelf Registration

Section 1.1    Shelf Registration Statement.

(a)    Subject to the other applicable provisions of this Agreement, beginning on the date that is 24 months after the date of this Agreement, one or more Holders (each, a “Demanding Holder”) with Registrable Securities shall have the right, by delivering written notice to the Company (a “Demand Notice”), to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act the number of Registrable Securities owned by such Holders and requested by such Demand Notice to be so registered (a “Demand Registration”). Upon receipt of such Demand Notice, the Company will notify all Holders (other than the Demanding Holders) in writing and such Holders shall have the right to request that the Company include all or a portion of such Holder’s Registrable Securities in such Demand Registration by written notice delivered to the Company within five (5) calendar days after such notice is given by the Company.

(b)     Following receipt of a Demand Notice, the Company shall use its commercially reasonable efforts to prepare and file as soon as reasonably practicable an Initial Shelf Registration Statement on Form S-3 covering the Registrable Securities for resale by the Holders so requesting in accordance with Section 1.1(a) (except if the Company is not then eligible to register for resale the Registrable Securities on a Registration Statement on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders of a Majority of the Registrable Securities covered thereby), and shall use its commercially reasonable efforts to cause such Initial Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof (it being agreed that the Initial Shelf Registration Statement shall be an automatic shelf Registration Statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company).

(c)     Each Holder shall be limited to three Demand Registrations under this Section 1.1 in any twelve-month period, and the Company shall not be obligated to file more than one Registration Statement within 120 days after the effective date of any Registration Statement filed by the Company; provided, however, that any Demand Registration shall not count towards this limit if the Registration Statement that is the subject of the Demand Registration (x) has not been declared effective by the SEC or (y) is not maintained effective for the period required pursuant to Section 1.2 (unless such Registration Statement again becomes effective or a Subsequent Registration

Statement becomes effective, in either case, in compliance with Section 1.3), it being understood that the occurrence of an event described in clause (x) or (y) shall not have any effect on the Company’s obligation to pay Registration Expenses pursuant to Section 2.3; and provided further, that the Company shall not be required to effectuate a Demand Registration if an effective Registration Statement covering such shares is on file.

Section 1.2    Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

Section 1.3    Subsequent Shelf Registration Statement. If any Initial Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Initial Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Initial Shelf Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Initial Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Initial Shelf Registration Statement, or file an additional Shelf Registration Statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a Registration Statement on Form S-3 to the extent that the Company is eligible to use such form (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf Registration Statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company). Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders of a Majority of the Registrable Securities covered thereby.

Section 1.4    Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

Section 1.5    Subsequent Holder Notice. If a Person entitled to the benefits of this Agreement becomes a Holder of Registrable Securities after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”):

(a)    if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that the Company shall not be required to file more than one post-effective amendment or a supplement to the related prospectus for such purpose in any 30-day period;

(b)    if, pursuant to Section 1.5(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its commercially reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c)    notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).

Section 1.6    Underwritten Offering.

(a)    Subject to any applicable restrictions on transfer in the Investment Agreement or otherwise, one or more Holders (each, a “Requesting Holder”) that have been specified in any Shelf Registration Statement filed with the SEC in accordance with Section 1.1 or Section 1.3, may, after such Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) stating that the sale of some or all of the Registrable Securities subject to the Shelf Registration Statement, is intended to be conducted through an underwritten offering (an “Underwritten Offering”); provided, however, that the Holders of Registrable Securities may not, without the Company’s prior written consent, (i) launch an Underwritten Offering the anticipated gross proceeds of which shall be less than $50,000,000 (without regard to any underwriting discount or commission), unless the Holders are proposing to sell all of their remaining Registrable Securities and the anticipated gross proceeds from such sale will be more than $25,000,000 (without regard to any underwriting discount or commission), (ii) launch more than three Underwritten Offerings at the request of the Holders within any three-hundred sixty-five (365) day-period, (iii) launch an Underwritten Offering at the request of the Holders within 90 days following a prior offering in which Holders sold Registrable Securities or had the opportunity to sell Registrable Securities pursuant to this Section 1.6 or Section 1.8, or (iv) launch an Underwritten Offering within the period commencing nine (9) days prior to and ending two (2) trading days following the Company’s earnings release date for any fiscal quarter or year. As soon as reasonably practicable following receipt by the Company of any Underwritten Offering Notice, the Company shall deliver the Piggyback Notice specified in Section 1.8(a) to all Holders (other than the Requesting Holders).

(b)    In the event of an Underwritten Offering, the Requesting Holders shall select the managing underwriter(s) to administer the Underwritten Offering; provided that the choice of such managing underwriter(s) shall be subject to the consent of the Company, which is not to be unreasonably withheld. In making the determination to consent to such Holder’s choice of managing underwriter(s), the Company may take into account its business and strategic interests. The Company and the Holders of Registrable Securities participating in the Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering.

(c)    The Company may include in any Underwritten Offering pursuant to this Section 1.6 any securities that are not Registrable Securities. If the managing underwriter or underwriters advise the Company and the Holders participating in any Underwritten Offering in writing that in its or their good faith opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the Registrable Securities of the Holders that have requested to participate in such Underwritten Offering, allocated pro rata among such Holders on the basis of the Holders’ then-current ownership of Registrable Securities, and (ii) second, any other securities of the Company that have been requested to be so included.

Section 1.7    Take-Down Notice. Subject to the other applicable provisions of this Agreement, including the limitations in Section 1.6 regarding Underwritten Offerings, at any time that any Shelf Registration Statement is effective, if a Holder delivers a notice to the Company (a “Take- Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend, subject to the other applicable provisions of this Agreement or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

Section 1.8    Piggyback Rights.

(a)    If the Company proposes to: (a) file a Registration Statement (other than a Registration Statement filed pursuant to Section 1.1 and Section 1.3) or (b) conduct a registered public offering, in either case, with respect to an offering of Common Stock, whether or not for sale for its own account (other than, in the case of (a) or (b) above, on Form S-4, Form S-8 or any successor forms thereto, filed to effectuate an exchange offer or any employee benefit or dividend reinvestment plan or filed with respect to debt securities only), then the Company shall give prompt written notice of such filing, which notice shall be given, to the extent reasonably practicable, no later than five (5) Business Days prior to the filing date (the “Piggyback Notice”) to the Holders (other than any Requesting Holders, if applicable). The Piggyback Notice shall offer such Holders (other than any Requesting Holders, if applicable) the opportunity to include (or cause to be included) in such Registration Statement or in such underwritten public offering, as the case may be, the number of shares of Registrable Securities as each such Holder may request (each, a “Piggyback Transaction”). Subject to Section 1.8(b), the Company shall include in each Piggyback Transaction all Registrable Securities with respect to which the Company has received written requests for inclusion therein (each, a “Piggyback Request”) within five (5) Business Days after the date of the Piggyback Notice but in any event not later than one (1) Business Day prior to the filing date of a Registration Statement related to the Piggyback Transaction. The Company shall not be required to maintain the effectiveness of such Registration Statement (if other than a Registration Statement filed pursuant to Section 1.1 or Section 1.3) beyond the earlier of (x) 180 days after the effective date thereof and (y) consummation of the distribution by the Holders of the Registrable Securities included in such Registration Statement.

(b)    If any of the securities to be registered pursuant to any public offering giving rise to the rights under this Section 1.8 are to be sold in an underwritten public offering, the Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holders of Registrable Securities who have timely submitted a Piggyback Request in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Request on the same terms and subject to the same conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advise the Company in writing that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities proposed to be sold by the Company for its own account if such underwritten offering was initially proposed by the Company; (ii) second, the Registrable Securities of the Holders that have requested to participate in such underwritten offering, allocated pro rata among such Holders on the basis of the Holders’ then-current ownership of Registrable Securities; (iii) third, any other securities of the Company that have been requested to be included in such offering; provided that Holders may, prior to the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such underwritten public offering pursuant to this Section 1.8.

ARTICLE II

Additional Provisions Regarding Registration Rights

Section 2.1    Registration Procedures. Subject to the other applicable provisions of this Agreement, in the case of each registration of Registrable Securities effected by the Company pursuant to Article I, the Company will:

(a)    prepare and promptly file with the SEC a Registration Statement with respect to such securities and use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

(b)    prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the method of distribution set forth in such Registration Statement for such period;

(c)    furnish to any selling Holder copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such selling Holder a reasonable opportunity to review and comment on such Registration Statement;

(d)    if requested by the managing underwriter or underwriters, if any, promptly include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 2.1(d) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(e)    in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the Holders and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus and final prospectus as such underwriters may reasonably request in order to facilitate the public offering or other disposition of such securities;

(f)    as promptly as reasonably practicable notify the selling Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the Company’s discovery of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, subject to Section 2.2, at the request of any selling Holder, prepare as promptly as is reasonably practicable and furnish to such selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(g)    use commercially reasonable efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by any selling Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection or (ii) take any action that would subject it to general service of process in any such jurisdictions;

(h)    in the event that the Registrable Securities are being offered in an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Requesting Holder or the Holders of a Majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) the underwriting agreement shall contain indemnification provisions and procedures substantially to the effect set forth in Section 3 hereof with respect to all parties to be indemnified pursuant to said Section except as otherwise agreed by the Holders and (ii) deliver such other documents and certificates as may be reasonably requested by the managing underwriters;

(i)    in connection with an Underwritten Offering with anticipated gross proceeds from such sale of more than $75,000,000 (without regard to any underwriting discount or commission), cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts);

(j)    use commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, (ii) a “negative assurances letter”, dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and (iii) a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, such letter to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings;

(k)    in the event that the Registrable Securities covered by such Registration Statement are shares of Common Stock, use commercially reasonable efforts to list the Common Stock covered by such Registration Statement with any securities exchange on which the Common Stock is then listed;

(l)    provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(m)    in connection with a customary due diligence review, make available for inspection by any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, underwriter, counsel or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons unless (i) disclosure of such information is required by court or administrative order or in connection with an audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor, (ii) disclosure of such information, in the reasonable judgment of the Offering Persons, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement or (iv) such information (A) was known to such Offering Persons (prior to its disclosure by the Company) from a source other than the Company when such source, to the knowledge of the Offering Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Offering Persons from a source other than the Company when such source, to the knowledge of the Offering Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information or (C) was developed independently by the Offering Persons or their respective representatives without the use of, or reliance on, information provided by the Company. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure (except in the case of (ii) above when a proposed disclosure was or is to be made in connection with a Registration Statement or prospectus under this Agreement and except in the case of clause (i) above when a proposed disclosure is in connection with a routine audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor);

(n)    cooperate with the selling Holders and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of commercially reasonable efforts to obtain FINRA’s pre-clearance or pre-approval of the Registration Statement and applicable prospectus upon filing with the SEC;

(o)    as promptly as is reasonably practicable notify the selling Holders (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or related prospectus or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement contemplated by Section 2.1(h) above relating to any applicable offering cease to be true and correct or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(p)    cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request; and

(q)    cooperate with the Holders of Registrable Securities subject to the Registration Statement and with the underwriter(s) or agent participating in the distribution, if any, to facilitate any Charitable Gifting Event and to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the underwritten offering if it so elects.

The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(f), 2.1(o)(ii) or 2.1(o)(iii), such Holders shall discontinue disposition of any Registrable Securities covered by such Registration Statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus, which supplement or amendment shall, subject to the other applicable provisions of this Agreement, be prepared and furnished as soon as reasonably practicable, or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Holders shall use commercially reasonable efforts to return to the Company all copies then in their possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify the Holders thereof. In the event the Company invokes an Interruption Period hereunder and in the reasonable discretion of the Company the need for the Company to continue the Interruption Period ceases for any reason, the Company shall, as soon as reasonably practicable, provide written notice to the Holders that such Interruption Period is no longer applicable.

Section 2.2    Suspension. (a) The Company shall be entitled, on one (1) occasion in any one-hundred eighty (180) day period, for a period of time not to exceed seventy five (75) days in the aggregate in any twelve (12) month period, to (x) defer any registration of Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration covering any Registrable Securities, (y) suspend the use of any prospectus and Registration Statement covering any Registrable Securities and (z) require the Holders of Registrable Securities to suspend any offerings or sales of Registrable Securities pursuant to a Registration Statement, if the Company delivers to the Holders affected thereby a certificate signed by an executive officer certifying that such registration and offering would (i) require the Company to make an Adverse Disclosure or (ii) materially interfere with any bona fide material financing, acquisition, disposition or other similar transaction involving the Company or any of its subsidiaries then under consideration. Such certificate shall contain an approximation of the anticipated length of such suspension. The Holders shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 2.1(m). If the Company defers any registration of Registrable Securities in response to a Underwritten Offering Notice or requires the Holders to suspend any Underwritten Offering, the selling Holders shall be entitled to withdraw such Underwritten Offering Notice and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.6.

Section 2.3    Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Article I shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the Registrable Securities included in such registration.

Section 2.4    Information by Holders. The Holder or Holders of Registrable Securities included in any registration shall, and the Purchaser shall cause such Holder or Holders to, furnish to the Company such information regarding such Holder or Holders and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their Affiliates as the Company or its representatives may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I are conditioned on the timely provisions of the foregoing information by such Holder or Holders and, without limitation of the foregoing, will be conditioned on compliance by such Holder or Holders with the following:

(a)    such Holder or Holders will, and will cause their respective Affiliates to, cooperate with the Company in connection with the preparation of the applicable Registration Statement and prospectus and, for so long as the Company is obligated to keep such Registration Statement effective, such Holder or Holders will and will cause their respective Affiliates to, provide to the Company, in writing and in a timely manner, for use in such Registration Statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information as may be required by applicable law to enable the Company to prepare or amend such Registration Statement, any related prospectus and any other documents related to such offering covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof;

(b)    during such time as such Holder or Holders and their respective Affiliates may be engaged in a distribution of the Registrable Securities, such Holder or Holders will, and they will cause their Affiliates to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will cause their Affiliates to, among other things (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable Registration Statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Holder or Holders or their respective Affiliates, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree;

(c)    such Holder or Holders shall, and they shall cause their respective Affiliates to, (i) permit the Company and its representatives to examine such documents and records and will supply in a timely manner any information as they may be reasonably requested to provide in connection with the offering or other distribution of Registrable Securities by such Holder or Holders and (ii) execute, deliver and perform under any agreements and instruments reasonably requested by the Company or its representatives to effectuate such registered offering, including opinions of counsel and questionnaires; and

(d)    on receipt of any notice from the Company of the occurrence of any of the events specified in Section 2.1(f) or clauses (ii) or (iii) of Section 2.1(o), or that otherwise requires the suspension by such Holder or Holders and their respective Affiliates of the offering, sale or distribution of any of the Registrable Securities owned by such Holder or Holders, such Holders shall, and they shall cause their respective Affiliates to, cease offering, selling or distributing the Registrable Securities owned by such Holder or Holders until the offering, sale and distribution of the Registrable Securities owned by such Holder or Holders may recommence in accordance with the terms hereof and applicable law.

Section 2.5    Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use its commercially reasonable efforts to:

(a)    make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement; and

(b)    so long as a Holder owns any Restricted Securities, furnish to the Holder upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act.

Section 2.6    Holdback Agreement. If during the Effectiveness Period, the Company shall file a Registration Statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an underwritten public offering of Common Stock or securities convertible into, or exchangeable or exercisable for, such securities or otherwise informs the Holders that it intends to conduct such an offering utilizing an effective Registration Statement or pursuant to an underwritten Rule 144A and/or Regulation S offering and provides each Holder the opportunity to participate in such offering in accordance with and to the extent required by Section 1.8, each Holder shall, if requested by the managing underwriter or underwriters, enter into a customary “lock-up” agreement relating to the sale, offering or distribution of Registrable Securities, in the form reasonably requested by the managing underwriter or underwriters, covering the period commencing on the date of the prospectus pursuant to which such offering may be made and continuing until 90 days from the date of such prospectus (or such shorter period as may be agreed to by the managing underwriter(s) for such offering).

ARTICLE III

Indemnification

Section 3.1    Indemnification by Company. To the extent permitted by applicable law, the Company will, with respect to any Registrable Securities covered by a Registration Statement or prospectus, or as to which registration, qualification or compliance under applicable “blue sky” laws has been effected pursuant to this Agreement, indemnify and hold harmless each Holder, each Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act and such Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable attorney’s fees and any legal or other fees or expenses actually incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several, (or actions in respect thereof) (collectively, “Losses”) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document, in each case related to such Registration Statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Company and (without limiting the preceding portions of this Section 3.1), the Company will reimburse each of the Company Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.1, settling any such Losses or action, as such expenses are incurred; provided that the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to a Holder in any such case for any such Losses or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, prospectus or “issuer free writing prospectus”, in each case related to such Registration Statement, or any amendment thereof or supplement thereto, which occurs in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder or its authorized representatives expressly for use therein.

Section 3.2    Indemnification by Holders. To the extent permitted by applicable law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which registration or qualification or compliance under applicable “blue sky” laws is being effected, indemnify, severally and not jointly with any other Holders of Registrable Securities, the Company, each of its representatives, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against all Losses (or actions in respect thereof) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, preliminary prospectus, offering circular or “issuer free writing prospectus”, in each case related to such Registration Statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each of the Holder Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.2, settling any such Losses or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or “issuer free writing prospectus” in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder or its authorized representatives expressly for use therein; provided, however, that in no event shall any indemnity under this Section 3.2 payable by any Holder exceed an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the Registration Statement. The indemnity agreement contained in this Section 3.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the applicable Holder (which consent shall not be unreasonably withheld or delayed).

Section 3.3    Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party agrees to pay such fees and expenses or (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume, or in the event of a conflict of interest cannot assume, such defense or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this

Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not (x) include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect to such claim or litigation or (y) involve the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with one local counsel, if appropriate) for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

Section 3.4    Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.4. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 3.4 will be limited to an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE IV

Transfer and Termination of Registration Rights

Section 4.1    Transfer of Registration Rights. Any rights granted to a Holder under this Agreement may be transferred or assigned to any Investor in connection with a Transfer (as defined in the Investment Agreement) of Preferred Stock or Common Stock issued upon conversion of the Preferred Stock, in each, purchased pursuant to the Investment Agreement, to such Person in a Transfer permitted by and made pursuant to Section 5.08(b)(i) of the Investment Agreement, except that any rights granted to CD&R VFC Holdings, L.P. under this Agreement in respect of shares of Common Stock held directly by it as of the date of this Agreement (and acquired otherwise than in connection with the Investment Agreement) may be transferred or assigned to any Investor at any time in connection with the sale of all such shares it owns at the time of such sale to any Person to whom a Transfer could be made under Section 5.08(b)(i) of the Investment Agreement; provided, however, that in the case of any transfer or assignment made in accordance with this Section 4.1, (i) prior written notice of such transfer and assignment of rights is given to the Company and (ii) such Investor agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in form and substance reasonably acceptable to the Company.

Section 4.2    Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Article I shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities.

ARTICLE V

Miscellaneous

Section 5.1    Amendments and Waivers. Subject to compliance with applicable law, this Agreement may be amended or supplemented in any and all respects by written agreement of the Company and holders of a Majority of the Registrable Securities then outstanding.

Section 5.2    Extension of Time, Waiver, Etc.. The parties hereto may, subject to applicable law, (a) extend the time for the performance of any of the obligations or acts of the other party or (b) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 5.3    Assignment. Except as provided in Section 4.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto.

Section 5.4    Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

Section 5.5    Entire Agreement; No Third Party Beneficiary. This Agreement, together with the Investment Agreement, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder.

Section 5.6    Governing Law; Jurisdiction.

(a)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.

(b)    All legal or administrative proceedings, suits, investigations, arbitrations or actions (“Actions”) arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 5.6 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 5.9 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

Section 5.7    Specific Enforcement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions hereof in the courts described in Section 5.6 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Purchaser would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.8    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.8.

Section 5.9    Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed), emailed (which is confirmed, including automated return receipt) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

(a)    If to the Company, to it at:

Covetrus, Inc.

7 Custom House Street

Portland, ME 04101

Attention: General Counsel

Email: [Redacted]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP 601 Lexington Avenue
New York, NY 10022
Attention:	David Feirstein, P.C.
Ross M. Leff, Esq.
Facsimile:	212-446-9000
Email:	[Redacted]
[Redacted]

(b)    If to the Purchaser, to:

c/o Clayton, Dubilier & Rice, LLC 375 Park Avenue
New York, NY 10152
Attention:	Ravi Sachdev
Sarah Kim
Email:	[Redacted]
[Redacted]

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Paul Bird; Peter Loughran

Email: [Redacted]

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.

If to any other Holder of Registrable Securities, to the e-mail or physical address of such other Holder as shown in the stock record book of the Company. Each Holder shall provide the Company with an updated e-mail address or physical address if such address changes by notice to the Company. The e-mail address or physical address shown on the stock record books of the Company shall be presumed to be current for purposes of giving any notice under this Agreement.

All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 5.10    Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law.

Section 5.11    Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

Section 5.12    Expenses. Except as provided in Section 2.3, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 5.13    Interpretation. The rules of interpretation set forth in Section 8.12 of the Investment Agreement shall apply to this Agreement, mutatis mutandis.

Section 5.14    No Inconsistent Agreements; Most Favored Nations. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement. In the event that the Company desires to enter into any agreement with any Person, including any holder or prospective holder of any securities of the Company, giving or granting any registration (or related) rights the terms of which are more favorable than or senior to the registration or other rights granted to the Holders of Registrable Securities hereunder, then (i) the Company shall provide prior written notice thereof to the Holders of Registrable Securities and (ii) upon execution by the Company of such other agreement, the terms and conditions of this Agreement shall be, without any further action by the Holders or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holders shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such other agreement, provided that upon written notice to the Company at any time, any Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to such Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to such Holder.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

COVETRUS, INC.

By:	/s/ Ben Wolin
Name: Ben Wolin
Title: Chief Executive Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

CD&R VFC HOLDINGS, L.P.

By:	CD&R Investment Associates IX, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name: Theresa A. Gore
Title: Chief Financial Officer, Treasurer & Secretary

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

DEFINED TERMS

1. The following capitalized terms have the meanings indicated:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliates” shall have the meaning given to such term in the Investment Agreement.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by law to be closed.

“Charitable Gifting Event” means any transfer by a Holder of Registrable Securities, or any subsequent transfer by such Holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization made in connection with sales of Registrable Securities by a Holder pursuant to an effective registration statement.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

“Common Stock” means all shares currently or hereafter existing of the Company’s common stock, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means any Investor holding Registrable Securities.

“Initial Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities.

“Majority” means, with respect to Registrable Securities, a mathematical majority of the sum of (a) shares of Common Stock constituting Registrable Securities outstanding as of such date or covered by a Registration Statement (as applicable), and (b) shares of Common Stock issuable upon conversion of any shares of Preferred Stock constituting Registrable Securities outstanding as of such date or covered by a Registration Statement (as applicable).

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement or the automatic effectiveness of such Registration Statement, as applicable.

“Registrable Securities” means, as of any date of determination, (a) any shares of Common Stock hereafter acquired by any Investor pursuant to the conversion of the Preferred Stock issued pursuant to the Investment Agreement (whether or not subsequently transferred to any Investor), and any other securities issued or issuable with

A-1

respect to any such shares of Common Stock or Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise, and (b) shares of Common Stock held directly by CD&R VFC Holdings, L.P. as of the date of this Agreement. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective Registration Statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities, (iv) such securities are resold in a broker’s transaction under Rule 144 of the Securities Act, or (v) such securities are eligible to be resold in a broker’s transaction under Rule 144 without regard to Rule 144’s volume and manner of sale restrictions and the Holder holds less than 5% of the Company’s then-outstanding shares of Common Stock and has no representative on the Company’s board of directors.

“Registration Expenses” means all (a) expenses incurred by the Company in complying with Article I, including all registration, qualification, listing and filing fees, printing expenses, escrow fees, and fees and disbursements of counsel for the Company, blue sky fees and expenses and (b) reasonable, documented out-of-pocket fees and expenses up to $100,000 per Underwritten Offering of one outside legal counsel (together with appropriate local counsel) to the Holders retained in connection with registrations or Underwritten Offerings contemplated hereby; provided, however, that Registration Expenses shall not be deemed to include any Selling Expenses.

“Registration Statement” means any Registration Statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including any prospectus, prospectus supplement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference therein.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders, and the fees and expenses of any counsel to the Holders (other than such fees and expenses expressly included in Registration Expenses).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means the Initial Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

2. The following terms are defined in the Sections of the Agreement indicated:

INDEX OF TERMS

Term	Section
Actions	Section 5.6(b)
Agreement	Preamble
Company	Preamble
Company Indemnified Parties	Section 3.1
Demanding Holders	Section 1.1(a)
Demand Notice	Section 1.1(a)
Demand Registration	Section 1.1(a)
Effectiveness Period	Section 1.2

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Holder Indemnified Parties	Section 3.2
Indemnified Party	Section 3.3
Indemnifying Party	Section 3.3
Initial Shelf Registration Statement	Section 1.1
Interruption Period	Section 2.1(o)
Investment Agreement	Recitals
Investor	Preamble
Investors	Preamble
Losses	Section 3.1
Offering Persons	Section 2.1(m)
Piggyback Notice	Section 1.8(a)
Piggyback Transaction	Section 1.8(a)
Piggyback Request	Section 1.8(a)
Preferred Stock	Recitals
Purchaser	Preamble
Requesting Holders	Section 1.6(a)
Subsequent Holder Notice	Section 1.5
Subsequent Shelf Registration Statement	Section 1.3
Underwritten Offering	Section 1.6(a)
Underwritten Offering Notice	Section 1.6(a)

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